NEWS RELEASE

For additional information, contact:
Mark A Schroeder, Executive Chair of German American Bancorp, Inc.
D. Neil Dauby, President & Chief Executive Officer of German American Bancorp, Inc.
Bradley M Rust, Senior Executive Vice President/COO/CFO of German American Bancorp, Inc.
(812) 482-1314

January 3, 2022    GERMAN AMERICAN ANNOUNCES COMPLETION OF MERGER WITH CITIZENS UNION BANCORP OF SHELBYVILLE, INC. AND CITIZENS UNION BANK OF SHELBYVILLE, INC.

JASPER, Indiana, German American Bancorp, Inc. (Nasdaq: GABC) announced today that it has completed its merger with Citizens Union Bancorp of Shelbyville, Inc., the parent company of Citizens Union Bank of Shelbyville, Inc. of Shelbyville, Kentucky, effective at 12:01 a.m. (Eastern time) on January 1, 2022. Immediately following completion of the holding company transaction, Citizens Union Bank merged with and into German American’s banking subsidiary, German American Bank.

Each Citizens Union common shareholder of record at closing is entitled to receive a 0.7739 share of German American common stock and a cash payment of $13.44 for each of their former shares of Citizens Union common stock, subject to their surrender of the old Citizens Union shares to the exchange agent designated by German American. Instructions and forms to accomplish that surrender and exchange process are being mailed by the exchange agent to each of Citizens Union’s shareholders of record as of closing.

D. Neil Dauby, President and CEO of German American, stated, “We are delighted to welcome Citizens Union’s customers, employees and shareholders to German American. This merger with Citizens Union represents the next step in German American’s strategic vision to expand our community-focused, customer-centric business model throughout the Commonwealth of Kentucky. This combination of German American’s existing operations in the greater Louisville, Kentucky market area with that of Citizens Union’s strong community banking franchise will result in tripling our market share to approximately 2.5% for an overall top-10 market share position. It increases German American’s deposit market share rank to #4 of banks with less than $20 billion in assets. We are excited to expand in this very vibrant and growing market and believe we are positioned extremely well to provide our extensive offerings of banking, insurance, and investment products and services to Citizens Union’s current and prospective clients.”

Dauby continued, “We expect that this strategic transaction will be accretive to German American's earnings per share during the 12 months following completion of the transaction, and will have a quick tangible book value earn back. Coupled with our previous First Security and Citizen First combinations, this transaction also adds to our efficiency and scale. Following completion of the merger, German American's pro forma capital ratios will continue to significantly exceed regulatory well-capitalized levels, enabling us to continue to take advantage of future organic growth opportunities in Kentucky and throughout our existing Southern Indiana market area."

David Bowling, CEO of Citizens Union, and Darryl Traylor, President of Citizens Union, will assume regional roles in a senior advisory capacity as Regional Chairman and Vice Chairman. Commenting on the merger, Mr. Bowling stated, "This partnership with German American will enable us to deepen and broaden the financial services we provide in each of our markets, materially increase our lending limits and will provide great opportunity for both our customers and employees. Citizens Union is well aligned with German American both culturally and strategically, and through this partnership, German American is gaining a significant presence in the greater Louisville, Kentucky market area."

Mr. Traylor added, “German American is consistently one of the nation’s best-performing community banking organizations, and their stock provides our shareholders with enhanced liquidity and trading volume. German American's reputation, financial strength and capabilities will provide tremendous value to our customers, employees, communities and shareholders."

Piper Sandler & Co. served as financial advisor on the transaction to German American and Dentons Bingham Greenebaum LLP served as legal counsel.

ProBank Austin served as financial advisor on the transaction to Citizens Union and Frost Brown Todd LLC served as its legal counsel.

Forward-Looking Statements

This press release contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”,

“pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect” and similar expressions or future or conditional verbs such as “will”, would”, “should”, “could”, “might”, “can”, “may”, or similar expressions. These forward-looking statements include, but are not limited to, statements relating to the expected benefits of the merger (the “Merger”) between German American Bancorp, Inc. (“German American”) and Citizens Union Bancorp of Shelbyville, Inc. (“Citizens Union”), including future financial and operating results, cost savings, enhanced revenues, and accretion/dilution to reported earnings that may be realized from the Merger, as well as other statements of expectations regarding the Merger, and other statements of German American’s goals, intentions and expectations; statements regarding German American’s business plan and growth strategies; statements regarding the asset quality of German American’s loan and investment portfolios; and estimates of German American’s risks and future costs and benefits, whether with respect to the Merger or otherwise.

These forward-looking statements are subject to significant risks, assumptions and uncertainties that may cause results to differ materially from those set forth in forward-looking statements, including, among other things: the risk that the businesses of German American and Citizens Union will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; expected revenue synergies and cost savings from the Merger may not be fully realized or realized within the expected time frame; revenues following the Merger may be lower than expected; customer and employee relationships and business operations may be disrupted by the Merger; possible changes in economic and business conditions; the severity and duration of the COVID-19 pandemic and its impact on general economic and financial market conditions and German American’s business, results of operations and financial condition; the existence or exacerbation of general geopolitical instability and uncertainty; the ability of German American to complete integration and attract new customers; possible changes in monetary and fiscal policies, and laws and regulations; the effects of easing restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the creditworthiness of customers and the possible impairment of collectability of loans; fluctuations in market rates of interest; competitive factors in the banking industry; changes in the banking legislation or regulatory requirements of federal and state agencies applicable to bank holding companies and banks like German American’s affiliate bank; continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; changes in market, economic, operational, liquidity, credit and interest rate risks associated with German American’s business; and other risks and factors identified in German American’s filings with the Securities and Exchange Commission. German American does not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this press release. In addition, German American’s past results of operations do not necessarily indicate its anticipated future results.

About German American

German American Bancorp, Inc., is a Nasdaq-traded (symbol: GABC) financial holding company based in Jasper, Indiana. Following the Merger and planned Merger integration, German American, through its banking subsidiary German American Bank, will operate 79 banking offices in 19 southern Indiana counties and in 14 counties in Kentucky. German American also owns an investment brokerage subsidiary (German American Investment Services, Inc.) and a full line property and casualty insurance agency (German American Insurance, Inc.). On a proforma basis, as of September 30, 2021, the combined German American/Citizens Union operations reported total assets of approximately $6.6 billion, total loans of approximately $3.7 billion, and total deposits of approximately $5.5 billion.